                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                                 COMARCO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                  COMARCO, INC.


                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------


                                   TO BE HELD
                                  JUNE 26, 2001

To the Shareholders of COMARCO, Inc.:

     The Annual Meeting of the Shareholders of COMARCO, Inc., a California corporation (the "Company"), will be held at the Hilton Orange County Airport, 18800 MacArthur Blvd, Irvine, CA, (949) 833-9999, on June 26, 2001 at 10:00 A.M.
for the following purposes:

     1. To elect six Directors;

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of record of the Company's Common Stock at the close of business on May 11, 2001 are entitled to notice of and to vote at the Annual Meeting.

     The Board of Directors of the Company intends to present Don M. Bailey, Gen. Wilbur L. Creech, Thomas A. Franza, Gerald D. Griffin, Jeffrey R. Hultman, and Mr. Erik van der Kaay as nominees for election as Directors at the Annual Meeting.

     Each shareholder is cordially invited to be present and to vote in person at the meeting. TO ASSURE REPRESENTATION AT THE MEETING, HOWEVER, SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. Shareholders who attend the meeting may still vote in person, even if they have previously mailed a proxy, by notifying the Secretary of their intention to do so.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            EVELYN M. EVANS, Secretary


Irvine, California
May 29, 2001

                                  COMARCO, INC.
                                2 CROMWELL DRIVE
                                IRVINE, CA 92618

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  JUNE 26, 2001


                               GENERAL INFORMATION

     The Board of Directors of COMARCO, Inc., a California corporation, ("COMARCO" or the "Company"), furnishes this Proxy Statement in connection with the solicitation of proxies. It will be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, June 26, 2001 at 10:00 A.M. at the Hilton Orange County Airport, 18800 MacArthur Blvd, Irvine, CA, (949) 833-9999, or any adjournment thereof, for the purposes set forth in the accompanying notice of meeting. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about May 29, 2001.

     A shareholder giving a proxy has the power to revoke it at any time before it is exercised by (1) filing with the Secretary of the Company a notice of revocation; (2) filing with the Secretary of the Company a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and expressing his intention to vote the shares in person. In the absence of such revocation, all shares represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified therein.

     The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by the Company. The Company may make arrangements with various brokerage houses or other nominees to send proxy materials to the beneficial owners of stock and may reimburse them for their reasonable expenses in connection therewith.

                                  VOTING RIGHTS

     The Company's only class of voting securities is its Common Stock. Only shareholders of record at the close of business on May 11, 2001 will be entitled to vote at the Annual Meeting. As of said date there were outstanding 7,066,458 shares of Common Stock. The holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business. Each share is entitled to one vote except that each shareholder is entitled to cumulate his shares in the election of Directors, provided that at least one shareholder has given notice, prior to the voting, of his intention to do so. If cumulative voting is in effect, each shareholder may give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of shares held by him, or he may distribute his votes on the same principle among as many candidates as he thinks fit. With respect to shares of Common Stock held by brokers in street name for the beneficial owners thereof, the election of Directors is a "routine" matter upon which the brokers, as the holders of record, may vote these shares for which the beneficial owners have not provided them specific instructions.

     With respect to the election of directors, the six nominees receiving the greatest number of votes at the Annual Meeting shall be elected Director. If cumulative voting is in effect, shareholders may cumulate their votes for one or more candidates in the manner and upon satisfaction of the conditions described above. Votes against, votes withheld, and abstentions have no effect on voting for the election of Directors. If any other matters are presented at the Annual Meeting, a majority of the shares of Common Stock must vote upon the matter and the matter must be approved by a majority of the outstanding shares of Common Stock represented and voting at the meeting. Under California law, while abstentions and broker non-votes are counted to determine the presence of a quorum at the Annual Meeting, they will have the same effect as votes against any such other matters.

                              ITEM 1 ON PROXY CARD

                              ELECTION OF DIRECTORS

     Six Directors will be elected at the Annual Meeting. Each Director elected at the Annual Meeting will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified. It is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the six nominees named below. While the Company has no reason to believe that any of the nominees will be unable to serve as Director, it is intended that if such an event should occur, such shares will be voted for the remainder of the nominees and for such substitute nominee or nominees as may be selected by the Board of Directors. Subject to the foregoing, and unless a shareholder withholds authority to vote his shares (i) for all of the nominees by so indicating on the enclosed proxy card or (ii) for any one or more of the nominees by checking their names in the space provided on such card, in which case his shares will not be voted for such nominee or nominees, the proxies will have the discretion to cumulate votes as provided by California law (see "VOTING RIGHTS") and to distribute such votes among all the nominees (or, if authority to vote for any nominee or nominees has been withheld) among the remaining nominees in whatever manner they deem appropriate.

     All the nominees are currently serving as Directors of the Company, except for Mr. van der Kaay. The term of office of each of the current Directors expires on the date of the Annual Meeting. All the nominees were elected at the last annual meeting, except for Mr. van der Kaay.

     The table immediately below contains pertinent information concerning the nominees and is followed by a brief biography of each nominee.

                                                                         YEAR FIRST
                                               PRINCIPAL                  ELECTED            OTHER
     NAME                     AGE              OCCUPATION                 DIRECTOR        DIRECTORSHIPS
     ----                     ---              ----------                ----------       -------------
Don M. Bailey (3)              55         Chairman of the Company           1991          None


Gen. Wilbur L. Creech          74         Executive Consultant              1985          ESEA Corporation
(Ret.) (1) (2)

Thomas A. Franza               58         President and Chief Executive     1998          None
                                            Officer of the Company

Gerald D. Griffin              66         Executive Consultant              1986          None
(1) (2) (3)

Jeffrey R. Hultman             61         Partner, Big Bear Sports Ranch    2000          None
(1) (2)

Erik H. van der Kaay           61         President, Chief Executive        2001          RF MicroDevices and
                                            Officer and Chairman of the                Transwitch Corporation
                                            Board of Datum, Inc.

-------------
(1)  Member of Compensation Committee

(2)  Member of Audit Committee

(3)  Member of Nominating Committee

     Mr. Bailey has been Chairman of the Board since 1998. He also served as President and Chief Executive Officer of the Company from June 1990 to April 2000. Prior to that, since November of 1988, he served as Senior Vice President of the Company and, since January 1986, as Vice President, Corporate Development. He has been employed by COMARCO since May 1980.

     Since 1984, General Creech has been an executive consultant. General Creech's client list as a consultant has included some of the largest corporations in America, and he is the author of the best-selling management book, The Five Pillars of TQM that currently is in eight languages and 11 printings. General Creech was Commander of the Tactical Air Command headquartered at Langley Air Force Base, Virginia from 1978 until his retirement in November 1984.

     Mr. Franza has been President and Chief Executive Officer of the Company since April 2000. He is also currently President of Comarco Wireless Technologies, Inc. and Comarco Wireless International, Inc. Mr. Franza served as Executive Vice President of the Company from 1995 to April 2000, as Senior Vice President of the Company from 1992 to 1995, and before then, as a Vice President from 1990 until 1992. He joined the Company in 1985.

     Mr. Griffin was the non-executive Chairman of the Board of the Company from 1988 until July 1998. In addition, Mr. Griffin has been an executive consultant since 1992. Previously he was Managing Director of the Houston Office of Korn/Ferry International. From 1986 to 1988 he was President and Chief Executive Officer of the Houston Chamber of Commerce. Between 1982 and 1986 he was Director of NASA's Johnson Space Center in Houston, Texas.

     Mr. Hultman is currently a partner in Big Bear Sports Ranch, a sports summer camp for school-age children. From 1991 through 1997, he was CEO of Dial Page, Inc. (a provider of wireless telecommunications throughout the Southeastern United States) until its merger with Nextel Communications, Inc. From 1987 through 1991, he was CEO of PacTel Cellular, which became AirTouch Communications. Prior to that, Mr. Hultman was an executive with Pacific Bell.

     Mr. van der Kaay is President and Chief Executive Officer of Datum, Inc., and since January 2000, Chairman of the Board. He has been a director of Datum since he joined the company in 1998. From 1990 to 1998, he held various positions within Allen Telecom (leading supplier of wireless equipment to the global telecommunications infrastructure market), most recently as Executive Vice President.

                    BOARD ORGANIZATION AND COMMITTEE MEETINGS

     During the fiscal year ended January 31, 2001, the Company's Board of Directors met six times and various committees of the Board met a total of seven times. Each of the Company's Directors attended at least 75% of the total number of meetings of the Board of Directors and meetings of the Committees on which he served (during the periods within which he was a Director or Member of such Committee) during the Company's last fiscal year.

Standing committees of the Board of Directors consist of the following:

     The Audit Committee's primary purpose is to aid the Directors in undertaking and fulfilling their responsibilities for financial reporting to the shareholders. They also support and encourage efforts to improve the financial controls exercised by management and to ensure their adequacy for purposes of public reporting; and to review the engagement of the Company's independent auditors and review with such accountants the scope and results of their annual audit of the Company. The Audit Committee met twice during the last fiscal year in conjunction with regular Board meetings.

     The Compensation Committee reviews the compensation of officers and key employees, and makes awards under the Company's 1982 and 1995 Employee Stock Option Plans and the Stock Option Plan for the Company's subsidiary, Comarco Wireless Technologies, Inc. The Compensation Committee met five times during the last fiscal year.

     The Nominating Committee's responsibilities include reviewing the qualifications of candidates for Board membership, recommending to the Board of Directors candidates for election by shareholders at annual meetings, recommending candidates to fill vacancies in directorships, and making recommendations to the Board of Directors concerning the composition of the Board of Directors. Shareholders may recommend persons to be nominated for election as directors. Such recommendations must be submitted in writing to the secretary of the Company and be received no later than 90 days before the date in the current year, which corresponds, to the date on which the Meeting was held during the immediate prior year. Nominees properly proposed by shareholders will be evaluated by the Nominating Committee. The Nominating Committee was established by the Board of Directors in January 2001 and has met twice since its inception.

                             DIRECTORS COMPENSATION

     Each director of the Company (other than Mr. Franza and Mr. Bailey who receive no compensation other than that received as an officer of the Company) receives compensation of $1800 per month, and $1800 per attended Board Meeting ($900 per participating telephonic Board meeting). In addition, members of the various committees receive a $750 Committee meeting fee ($500 per participating telephonic Committee meeting) and the Committee Chairman receives as additional $750 per meeting.

     In 1987, the shareholders approved a Director's Stock Option Plan, which was amended on October 8, 1991, January 15, 1992, July 11, 1996, and May 12, 1998. Under the Plan, non-qualified stock options may be granted to non-employee directors. The maximum number of authorized shares is 637,500. The Plan is administered by the Board of Directors. The Board determines the number of shares with respect to which options will be granted, the date on which the options will be exercisable, and the installment provisions and other terms of the options. The option price per share is the fair market value based on the closing price of such shares on the date of the grant. Options vest in equal annual increments of 25% over the four-year period following their grant date.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the Rules issued thereunder, the Company's executive officers, Directors and persons that own more than 10% of the Company's Common Stock are required to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock. The Company believes that, during the fiscal year ended January 31, 2001, its executive officers, Directors and persons that own more than 10% of the Company's Common Stock complied with the Section 16(a) reporting requirements on a timely basis, based on written certification received by the Company for its executive officers and directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning the beneficial ownership of the Company's outstanding Common Stock as of March 30, 2001. Except as otherwise noted, these persons, who are Directors, executive officers, or persons known to the Company, are beneficial owners of more than five percent of its outstanding Common Stock. The table also includes the stock ownership of all Directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite his/her name.


  Name and Address                                                      Number of Shares    Percent
of Beneficial Owner                    Office, If Any                  Beneficially Owned   Of Class       Notes
-------------------            ------------------------------------    ------------------   --------      -------
Harry R. Anderson              Vice President                               258,928          3.7%          (1)
                               Comarco Wireless Technologies, Inc.

Don M. Bailey                  Chairman of the Board                        236,261          3.3%          (2)(3)

Marc W. Booth                  Vice President, Engineering                    7,635            *           (4)
                               Comarco Wireless Technologies, Inc.

Michael J. Burdiek             Vice President                                60,855            *           (5)

Mark Chapman                   Vice President, Marketing                      5,717            *           (6)
                               Comarco Wireless Technologies, Inc.

Gen. Wilbur L. Creech (Ret.)   Director                                      32,625            *           (7)

Thomas A. Franza               President and Chief Executive Officer         33,019            *           (8)(9)

Gerald D. Griffin              Director                                      43,125            *           (10)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (CON'T)


  Name and Address                                                              Number of Shares    Percent
of Beneficial Owner                             Office, If Any                 Beneficially Owned   Of Class       Notes
-------------------                    ------------------------------------    ------------------   --------      -------
Jeffrey R. Hultman                     Director                                           0             *

Daniel R. Lutz                         Vice President and                                 0             *
                                       Chief Financial Officer

Robert E. Wattenberg, Jr.              Vice President                                11,336             *           (11)
                                       Comarco Wireless Technologies, Inc.

Directors and Executive                                                             788,802           11.2%         (12)
Officers As a Group
(17 persons)

COMARCO, Inc.                                                                       219,424            3.1%         (13)
Employee Savings and Retirement
Trust

T. Rowe Price Associates                                                            535,600            7.6%         (14)
100 East Pratt Street
Baltimore, MD 21202

Liberty Wanger Asset Management, L.P.                                             1,293,950           18.3%         (15)
227 West Monroe Street,
Suite 3000
Chicago, IL 60606

Bear Stearns Asset Management, Inc.                                                 565,175            8.0%         (16)
575 Lexington Avenue
New York, NY  10022

Kern Capital Management, LLC                                                      1,008,050           14.3%         (17)
114 West 47th Street, Suite 1926
New York, NY  10036

Arbor Capital Management LLC                                                        571,950            8.1%         (18)
One Financial Plaza
120 Sixth Street, Suite 1000
Minneapolis, MN  55402

Wanger Advisors Trust                                                               351,750            5.0%         (19)
227 West Monroe Street, Suite 3000
Chicago, IL 60606

-------------
 *  Indicates less than one percent

(1) Includes 257,928 shares acquired as a result of the Acquisition of EDX, Inc.

(2) Includes 203,625 shares, which Mr. Bailey has the right to acquire within 60 days after March 31, 2001, by stock option exercise.

(3) In April 2000, Mr. Bailey relinquished his positions as President and CEO of the Company, but retained his position as Chairman. Data presented is as of February 1, 2001.

(4) Includes 7,500 shares, which Mr. Booth has a right to acquire within 60 days after March 31, 2001, by stock option exercise.

(5) Does not include options to acquire shares in the Company's subsidiary, Comarco Wireless Technologies, Inc. See section entitled "Stock Options".

(6) Includes 4,500 shares, which Mr. Chapman has a right to acquire within 60 days after March 31, 2001, by stock option exercise.

(7) Includes 28,125 shares, which General Creech has a right to acquire within 60 days after March 31, 2001, by stock option exercise.

(8) Includes 33,019 shares that Mr. Franza has the right to acquire within 60 days after March 31, 2001, by stock option exercise. Does not include options to acquire shares in the Company's subsidiary, Comarco Wireless Technologies, Inc. See section entitled "Stock Options".

(9) In April 2000, Mr. Franza was named President and CEO of the Company. Data presented is as of March 31, 2001.

(10) Includes 40,125 shares, which Mr. Griffin has the right to acquire within 60 days after March 31, 2001, by stock option exercise.

(11) Does not include options to acquire shares in the Company's subsidiary, Comarco Wireless Technologies, Inc. See section entitled "Stock Options".

(12) Includes an aggregate of 407,832 shares held by all current executive officers and Directors that are subject to options exercisable within 60 days after March 31, 2001.

(13) Represents shares held in the Employee Savings and Retirement Trust ("Trust"), of which the Company is the administrator. Under the beneficial ownership rules promulgated by the Securities and Exchange Commission, the Company could be deemed to be a beneficial owner of such shares. All such shares are allocated to the accounts of Plan participants and are subject to and voted in accordance with the direction of the participants. The assets of the Trust are under the trusteeship of Smith Barney Corporate Trust Company. The number of shares listed is as of April 1, 2001.

(14) Taken from Schedule 13GA (Amendment 8) filed with the Securities and Exchange Commission on February 14, 2001. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. and T. Rowe Price Small Cap Value Fund, Inc. ("Price Associates") serve as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, beneficial owner of such securities.

(15) Taken from Schedule 13GA (Amendment 6) filed with the Securities and Exchange Commission on February 14, 2001 on behalf of Liberty Wanger Asset Management, L.P (WAM). WAM is an investment adviser registered under section 203 of the Investment Advisers Act of 1940. WAM Acquisition GP, Inc. is the general partner of the investment adviser. Included are COMARCO shares held in Liberty Acorn Investment Trust, for which WAM is deemed to be a beneficial owner.

(16) Taken from Schedule 13G filed with the Securities and Exchange Commission on behalf of Bear Stearns Asset Management, Inc. on February 14, 2001.

(17) Taken from Schedule 13G filed with the Securities and Exchange Commission on February 8, 2001 on behalf of Kern Capital Management, LLC, Robert E. Kern, Jr. (R. Kern) and David G. Kern (D. Kern). R. Kern and D. Kern are principals and controlling members of the company and for purposes of the reporting requirements of the Securities Exchange Act of 1934, R. Kern and
     D. Kern may be deemed to be a beneficial owner of such securities; however,
     R. Kern and D. Kern expressly disclaim that they are, in fact, beneficial owner of such securities.

(18) Taken from Schedule 13G filed with the Securities and Exchange Commission on February 8, 2001 on behalf of Arbor Capital Management, LLC and Rick D. Leggott. R. Leggott is the CEO and controlling member of the company and for purposes of the reporting requirements of the Securities Exchange Act of 1934, R. Leggott may be deemed to be a beneficial owner of such securities; however, R. Leggott expressly disclaims that he is, in fact, beneficial owner of such securities.

(19) Taken from Schedule 13GA (Amendment 6) filed with the Securities and Exchange Commission on February 14, 2001 on behalf of Wanger Advisors Trust
     (WAT). WAT is an investment company under Section 8 of the Investment Company Act.

                             EXECUTIVE COMPENSATION

     The Company's executive compensation structure consists of salaries, cash incentive awards and stock option awards. This structure is administered by a committee of the Board of Directors (the "Compensation Committee") consisting solely of non-employee Directors. The Company's CEO recommends compensation levels for the Company's officers, except for himself, to the Compensation Committee. The Committee reviews these recommendations and approves final compensation levels for these officers. In addition, the Committee sets the compensation level for the CEO. Incentive compensation is based upon pre-established quantitative goals, typically earnings, profitability, and asset utilization, as well as qualitative goals, such as customer satisfaction.

     The information on compensation set forth below is furnished for the fiscal year ended January 31, 2001 for the Chief Executive Officer, and the four most highly compensated executive officers whose cash compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                    Annual Compensation               Long Term Compensation
Name and                   -----------------------------------    --------------------------------
Principal                  Fiscal                                                   All Other
Position                    Year      Salary($)(1)    Bonus($)    Options #     Compensation($)(2)
--------                   ------     ------------    --------    ---------     ------------------
Don M. Bailey(3)            2001        212,100             0        7,500          1,224,704
Chairman                    2000        310,000             0       30,000              4,800
President and Chief         1999        275,000       245,000       22,500              4,800
Executive Officer
Until April 2000

Thomas A. Franza(3)(4)      2001        300,000       285,000       30,000              8,500
President and Chief         2000        260,000             0       30,000              8,000
Executive Officer           1999        230,000       225,000       19,500              8,000
Executive Vice
President until
April 2000

Daniel R. Lutz (5)          2001         87,500        87,000       15,000                  0
Vice President and            2000              0             0            0                  0
Chief Financial Officer     1999              0             0            0                  0

Marc W. Booth               2001        163,000       122,000        7,500              4,150
Vice President              2000         37,500        25,000       22,500                  0
Comarco Wireless            1999              0             0            0                  0
Technologies, Inc.

Michael J. Burdiek          2001        352,685             0            0              7,208
Vice President              2000        150,000             0            0              8,000
                            1999        140,500       125,000            0              8,000

SUMMARY COMPENSATION TABLE (CON'T)

                                    Annual Compensation               Long Term Compensation
Name and                   -----------------------------------    --------------------------------
Principal                  Fiscal                                                   All Other
Position                    Year      Salary($)(1)    Bonus($)    Options #     Compensation($)(2)
--------                   ------     ------------    --------    ---------     ------------------
Mark Chapman                2001        320,163              0        0               4,482
Vice President              2000        134,470              0        0               7,518
Comarco Wireless            1999        227,109              0        0               8,000
Technologies, Inc.

Robert E. Wattenberg, Jr.   2001        136,500        102,000        0               8,500
Vice President              2000        130,000              0        0               8,000
Comarco Wireless            1999        120,100        100,000        0               8,000
Technologies, Inc.

Notes:

(1) "Salary" includes commissions as well as base salary and compensation deferred during the current year.

(2) "All Other Compensation" consists of Company contributions to the Company's 401K plan, separation pay and vacation payout.

(3) Mr. Bailey served as President and CEO of the Company until April 2000, when Mr. Franza assumed those positions.

(4) Mr. Franza has an agreement with the Company providing that, if he is terminated or constructively terminated following a change in control of the Company, then he is entitled to one times his annual cash compensation (base salary plus incentive compensation of the planned level for that year or the amount paid in the year before the change of control, whichever is greater).

(5) Mr. Lutz joined the Company in June 2000. Accordingly, compensation presented is for a partial year.

                                  STOCK OPTIONS

     The following tables set forth for each person named in the executive compensation table above, information concerning (i) options granted by the Company during the fiscal year ended January 31, 2001 and (ii) options exercised during such period.

OPTION GRANTS FOR FISCAL YEAR ENDED 1/31/01

                                         Percent of Total                                    Potential Value(4)
                             Options     Options Granted      Exercise      Expiration     -----------------------
Name                        Granted(1)     to Employees       Price(2)        Date(3)         @5%          @10%
----                        ----------   ----------------     --------      ----------     --------     ----------
Don M. Bailey                 7,500              3%             $20.04       6/28/10       $100,230     $  254,003

Thomas A. Franza             30,000             12%             $21.25       4/12/10       $400,920     $1,016,011

Daniel R. Lutz               15,000              6%             $19.33       6/27/10       $182,348     $  462,106

Marc W. Booth                 7,500              3%             $23.67       4/12/10       $111,645     $  282,929

Michael J. Burdiek                0             n/a                n/a           n/a            n/a            n/a

Mark Chapman                      0             n/a                n/a           n/a            n/a            n/a

Robert E. Wattenberg, Jr.         0             n/a                n/a           n/a            n/a            n/a

Notes:

(1) The options vest in equal annual increments of 25% over the four-year period following their date of grant.

(2) Represents the fair market value of an underlying share of Common Stock on the date of grant.

(3)  All options terminate ninety days after termination of employment.

(4) Represents the value of shares of Common Stock issuable upon the exercise of the option, assuming the stated rates of price appreciation for ten years, compounded annually, with the aggregate exercise price deducted from the final appreciated value. Such annual rates of appreciation are for illustrative purposes only, are based on requirements of the Securities and Exchange Commission, and do not reflect the Company's estimate of future stock appreciation. No assurance can be given that such rates of appreciation, or any appreciation, will be achieved.

OPTION EXERCISES FOR FISCAL YEAR ENDED 1/31/01

                                                                      Number of Unexercised       Value of Unexercised(2)
                                  Shares Acquired        Value        ---------------------      -------------------------
Name                                on Exercise       Realized(1)     Vested       Unvested        Vested        Unvested
----                              ---------------     -----------     -------      --------      ----------      ---------
Don M. Bailey                          83,500         $2,337,611      184,125        50,625      $2,022,003      $209,586

Thomas A. Franza(3)                    43,737         $  800,193       17,269        67,875      $   74,894      $176,914

Daniel R. Lutz                              0                n/a          n/a           n/a             n/a           n/a

Marc W. Booth                               0                n/a          n/a           n/a             n/a           n/a

Michael J. Burdiek(4)                       0                n/a          n/a           n/a             n/a           n/a

Mark Chapman(5)                             0                n/a          n/a           n/a             n/a           n/a

Robert E. Wattenberg, Jr.(6)                0                n/a          n/a           n/a             n/a           n/a

Notes:

(1)  Market value on the date of exercise, net of the exercise price.

(2) These values are calculated using the January 31, 2001 closing price of Common Stock on the Nasdaq National Market of $29.03 per share, less the exercise price of the options, multiplied by the number of shares to which the options relate.

(3) Mr. Franza has been granted options to purchase a total of 76,000 shares of common stock of one of the Company's subsidiaries, Comarco Wireless Technologies, Inc., under its stock option plan. Of the 76,000 options, all are vested. Based on valuation as of January 31, 2001, the shares underlying the vested options are valued at $1,530,721.

(4) Mr. Burdiek has been granted options to purchase a total of 71,000 shares of common stock of one of the Company's subsidiaries, Comarco Wireless Technologies, Inc., under its stock option plan. Of the 71,000 options, all are vested. Based on valuation as of January 31, 2001, the shares underlying the vested options are valued at $1,418,370.

(5) Mr. Chapman has been granted options to purchase a total of 12,000 shares of common stock of one of the Company's subsidiaries, Comarco Wireless Technologies, Inc., under its stock option plan. Of the 12,000 options, all are vested. Based on valuation as of January 31, 2001, the shares underlying the vested options are valued at $122,960.

(6) Mr. Wattenberg has been granted options to purchase a total of 93,000 shares of common stock of one of the Company's subsidiaries, Comarco Wireless Technologies, Inc., under its stock option plan. Of the 93,000 options, all are vested. Based on valuation as of January 31, 2001, the shares underlying the vested options are valued at $1,912,710.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

To:  The Board of Directors

As members of the Compensation Committee, it is our duty to approve and administer compensation programs involving the Company's senior executives, including the Named Executive Officers. Compensation may include a base salary, a variable incentive bonus, and stock options.

The Committee adheres to the following philosophy regarding compensation of the Company's executive officers:

o to provide competitive total pay opportunities in order to attract, retain, and motivate high quality executive talent critical to the Company's success;

o to pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

o to create a mutuality of interest between executives and shareholders through a stock option program; and

o to focus the executive's attention on overall corporate objectives as well as the executive's specific operational objectives.

Compensation is designed to fall in the median to high range of that paid to comparable executives in other similarly sized and like industry corporations. The Committee also considers the performance of its competitors and general economic market conditions. The Committee's policies with respect to each of these elements, including the basis for the compensation paid and awarded to Mr. Franza, the Company's President and CEO during fiscal year 2001, are described below. While the elements of compensation are considered separately, the Committee takes into account the total compensation package afforded by the Company to the individual.

Base Salaries

Base pay is baseline cash compensation and is determined by the competitive market and individual performance. Base pay for each executive officer is established each year based on a salary range, which corresponds to the executive officer's job responsibilities and overall job performance.

Concerning Mr. Franza, the Company's President and CEO, the Committee took into account a comparison of base salaries of chief executive officers of the other companies contained in a national salary survey. They also considered the Company's success in meeting several financial goals, including return on capital employed and earnings per share, and the assessment of Mr. Franza's individual performance, including his development of long-term strategies for the continued growth of shareholder value. Consistent with these criteria, Mr. Franza received a salary of $300,000 in the fiscal year ended January 31, 2001.

Incentive Compensation

The Company's officers and other key employees are eligible for annual cash incentive compensation, based upon individual and corporate performance goals that are established at the beginning of each fiscal year. Primarily the financial results and new business development achieved by the Company for such fiscal year measure corporate performance.

The Committee takes into account a number of criteria in determining Mr. Franza's annual incentive compensation, which include financial indicators such as net income and earnings per share. In addition, Mr. Franza's role in positioning the Company for sustainable long-term growth is considered. Goals for determining Mr. Franza's annual incentive compensation are set at the beginning of each fiscal year. The Committee determined to award Mr. Franza annual incentive compensation of $285,000 for the last fiscal year.

Stock Options

Stock options are designed to align the interests of executives with those of the shareholders. The sizes of the option awards are entirely at the discretion of the Committee. The Committee takes into account the total compensation offered to its executives when considering the number of options awarded each year.

Stock option awards to officers and employees were made in the last fiscal year based upon the criteria described above. The awards to the Chairman, CEO, CFO and the other four most highly compensated executive officers are shown in the preceding section entitled "Stock Options".

The Compensation Committee continuously reviews the Company's executive compensation policies and plans to determine if revisions may be necessary due to Section 162 of the Internal Revenue Code of 1986, which limits the deductibility of compensation paid to certain executives to $1 million. It is the current policy of the Compensation Committee to preserve, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its shareholders.

Submitted by the Committee:

     General Wilbur L. Creech, Chairman
     Gerald D. Griffin
     Jeffrey R. Hultman

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee served as an officer or employee of the Company or its subsidiaries during the last fiscal year.

The Company did not engage in any transactions that required disclosure under
Item 404 of the Securities and Exchange Commission's Regulation S-K during the last fiscal year.

There were no compensation committee interlocks with other companies within the meaning of the Securities and Exchange Commission's rules during the last fiscal year.

                             PERFORMANCE COMPARISON

The following graphical presentation provides an indication of total shareholder returns for Comarco as compared to the Russell 2000 Composite Stock Index and a peer group of companies (the "Peer Group"). The presentation assumes $100 invested on January 31, 1996 in Comarco Common Stock, the Russell 2000 Composite Stock Index, and the Common Stock of the Peer Group.

With the many mergers and acquisitions taking place in the wireless, telecommunications arena, last year's Peer Group was modified to reflect the changes in the market for this year and forward. The new Peer Group consists of five companies of similar business focus as Comarco. The returns of each company within the Peer Group have been averaged assuming an equal dollar investment in each company at the beginning of the time period or at the initial public offering. Dividends paid by those peer companies that pay dividends are assumed to be reinvested at the end of the ex-dividend month without any transaction cost.

The Peer Group consists of Salient 3 Communications (STCIA), LCC International, Inc. (LCCI), Agilent (A), Wireless Facilities, Inc. (WFII), Acterna (ACTR), and Ascom (Swiss company) and data is provided both numerically and graphically.

As shown on the following graph, an investment of $100 in Comarco Common Stock on January 31, 1996 would have grown in value to $176 as of January 31, 2001. For the five-year period ending January 31, 2001, the total cumulative return for holders of Comarco Common Stock amounted to 75.59% or the equivalent of 11.9% per year compounded annually. By comparison, $100 invested in the New Peer Group composite would have grown in value to $180 as of January 31, 2001, assuming the reinvestment of dividends from those companies, which paid dividends. For the five-year period ending January 31, 2001, the total cumulative return for the New Peer Group composite was 80.38% or the equivalent of 12.52% per year compounded annually. The returns of Comarco exceeded the comparable return of the Russell 2000 Composite Stock Index.

The accompanying graph depicts the relative performance of COMARCO in relation to the Peer Group and to the Russell 2000 Stock Index for the periods indicated.

                          1/31/96      1/31/97      1/31/98      1/31/99      1/31/00       1/31/01
                          -------      -------      -------      -------      -------       -------
COMARCO                    $100         $117          $142         $152         $160         $176

Current Peer Group         $100         $ 98          $ 79         $ 66         $124         $180

Russell 2000 Index         $100         $119          $140         $141         $166         $172


                              [PERFORMANCE GRAPH]

                               EXECUTIVE OFFICERS

     The following table sets forth pertinent information concerning the persons who are the current executive officers (who are not Directors) of the Company and its principal subsidiary, Comarco Wireless Technologies, Inc.


     Name                      Age                               Capacity
     ----                      ---                               --------
Harry R. Anderson               51          Vice President, Comarco Wireless Technologies, Inc.

Thomas P. Baird                 47          Vice President and Assistant Secretary, COMARCO, Inc.

Marc W. Booth                   43          Vice President, Comarco Wireless Technologies, Inc.

Michael J. Burdiek              42          Vice President, COMARCO, Inc.
                                            Sr. Vice President, Comarco Wireless Technologies, Inc.

Mark Chapman                    39          Vice President, Comarco Wireless Technologies, Inc.

Evelyn M. Evans                 45          Vice President and Secretary, COMARCO, Inc.

Kirsten B. Fereday              31          General Manager, Revenue Assurance Division
                                            Comarco Wireless Technologies, Inc.

Sebastian E. Gutierrez          39          Vice President, Comarco Wireless Technologies, Inc.

Thomas W. Lanni                 48          Vice President, Comarco Wireless Technologies, Inc.

Daniel R. Lutz                  37          Vice President and Chief Financial Officer, COMARCO, Inc.

Peggy L. Vessell                56          Vice President, Comarco Wireless Technologies, Inc.
                                            Assistant Secretary, Comarco, Inc.

Robert E. Wattenberg, Jr.       38          Vice President, Comarco Wireless Technologies, Inc.

     Dr. Anderson, Ph.D., joined the Company in December 2000, upon its acquisition of EDX Engineering, Inc. Dr. Anderson founded EDX in 1985 and was its CEO until December 2000. Prior to that he was an independent engineering consultant and held senior engineering positions with Harris Corporation and Hammett & Edison, Inc. Dr. Anderson holds a BSEE from University of California, Santa Barbara, an MSEE from Oregon State University, and a Ph.D. from the University of Bristol, Great Britain.

     Mr. Baird is currently Vice President of the Company and is finalizing matters related to the discontinued operations that were sold during fiscal 2001. Previously, Mr. Baird served as Chief Financial Officer of the Company from September 1992 through May 2000, and Vice President and Controller of the Company since November 1988. He became Assistant Secretary in 1996. From December 1987 to November 1988 he served as Vice President, Treasurer and Assistant Secretary of International Business Services, Inc., a wholly owned subsidiary of the Company. From September to December 1987 he served as Assistant to the Company's Chief Financial Officer.

     Mr. Booth joined Comarco Wireless Technologies, Inc. ("CWT") as Vice President of Engineering in October 1999. Before coming to the Company, he spent eight years at Sony, serving as Director of Engineering and later, Vice President of Engineering, of Sony's wholly owned subsidiary, Trans Com, Inc. Prior to Sony, he served in several engineering management positions at Hughes Aircraft Company.

     Mr. Burdiek joined the Company in 1986 and served in management positions in Production Operations and Business Development from 1987 through 1992. In 1998, he was promoted to Sr. Vice President of Programs at CWT, and in 1999, General Manager of CWT's Consulting Services (Information Services) business unit. In 1993 Mr. Burdiek was promoted to Vice President, COMARCO and General Manager of the Test and Measurement division of Comarco Wireless Technologies, Inc (CWT). Prior to joining the Company, Mr. Burdiek was a design engineer with Hughes Aircraft (1982 through 1984), and Printrak International (1985).

     Mr. Chapman has served as the Vice President and General Manager of CWT's Test and Measurement division since January 1998, and acted as Director, Business Development for the same division since February 1995. Prior to that, he held various sales and marketing positions in the communications semiconductor industry. From 1988 to 1995 he served with Rockwell International in London, England and in Newport Beach, California. He also held various engineering development positions at Racal and British Telecom PLC in the UK.

     Ms. Evans joined the Company in January 1986 in the field of contracts administration. Subsequently, she designed budget models for the Company in her capacity as Manager of Plans and Analysis. Ms. Evans was promoted to Vice President in March 1989 and became Secretary of the Company in May 1996. She currently is the Corporate Secretary for COMARCO, Inc. Prior to joining the Company, Ms. Evans served for six years as an officer in the United States Army.

     Ms. Fereday joined the Company in 1991 and since then she has worked as a project and product manager in the area of revenue assurance, including an extended overseas assignment. Currently she is serving as General Manager of the Revenue Assurance. Division.

     Mr. Gutierrez joined Comarco Wireless Technologies in 1996 as Director of Business Development and was promoted to Vice President of the Company's Call Box Division in 1998. Before coming to COMARCO, he spent eight years at Pacific Bell (1987 - 1996) working in various management positions as a member of their Accelerated Management Program. He also held engineering positions at TRW's Space and Technology Division (1984 - 1987).

     Mr. Lanni joined Comarco in 1994, working on the development of the company's ChargeSource technology and is currently the Vice President and General Manager of the Company's Power Division. Mr. Lanni has over 20 years experience in power systems technology.

     Mr. Lutz joined the Company as Vice President and Chief Financial Officer in June 2000. He also serves as Vice President and Chief Financial Officer of Comarco Wireless Technologies, Inc. Before joining the Company, Mr. Lutz was Vice President of Sunstone Hotel Investors, Inc., formerly a publicly traded real estate investment trust. Prior to Sunstone, Mr. Lutz was a manager with Ernst & Young LLP. He is also a Certified Public Accountant in the state of California.

     Ms. Vessell joined in the Company in 1987 and has worked in all aspects of accounting to include accounts receivable, accounts payable, general insurance, and property. Ms. Vessell also oversaw the Company's Health and Welfare Programs and became Assistant Secretary for the Company in 1997. She was recently promoted to Vice President of Administration for CWT.

     Mr. Wattenberg has been with the Company since 1985, and has served as Vice President of Operations for CWT since 1993. Between January 1987 until April 1994 he served as Quality Assurance Manager and Production Operations Manager of the Advanced Technologies Division of the Company.

                             AUDIT COMMITTEE REPORT

     The Board of Directors has established an Audit Committee comprised of three of the Company's outside directors. The Board of Directors believes that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members be "independent directors" as that term is defined by NASD Rule 4200 (a)(14). In accordance with the written charter (see Exhibit A) adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for management oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of Comarco, Inc.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee received from the independent auditors the written disclosure and letter required by Independence Standards Board Standard No. 1 and discussed with the independent auditors, their independence.

     The Committee reviewed the audited financial statements of Comarco, Inc. as of and for the year ended January 31, 2001, with management and independent auditors. Management has the responsibility for the preparation of the financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Comarco, Inc.'s financial statements be included in its Annual Report on Form 10-K for the year ended January 31, 2001, for filing with the Securities and Exchange Commission.

Gerald D. Griffin, Audit Committee Chairman
Wilbur L. Creech, Audit Committee Member
Jeffrey A. Hultman, Audit Committee Member

                                   AUDIT FEES

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended January 31, 2001 by the Company's principal accounting firm, KPMG LLP:

               Audit Fees:                         $143,000
               Financial Information Systems
                 Design and Implementation:               0
               All Other Fees:                       15,000
                                                   --------
               Total:                              $163,000
                                                   ========

                              SELECTION OF AUDITORS

     KPMG LLP has been selected as the Company's independent certified public accountants for the fiscal year ending January 31, 2002. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from shareholders.

                 PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING

     If a shareholder desires to submit a proposal at the Company's 2002 Annual Meeting, such proposal must be received in writing by the Company at its corporate office no later than February 26, 2002. The proposal must also comply with applicable regulations in order to be included in the Proxy Statement for that meeting. If a shareholder notifies the Company in writing prior to April 7, 2002, that he or she intends to present a proposal at the Company's 2002 Annual Meeting, the proxyholders designated by the Board of Directors may exercise their discretionary voting authority with regard to the shareholder's proposal only if the Company's proxy statement discloses the nature of the shareholder's proposal and the proxyholder's intentions with respect to the proposal. If the stockholder does not notify the Company by such date, the proxyholders may exercise their discretionary voting authority with respect to the proposal without such discussion in the proxy statement.

                                  OTHER MATTERS

     The Board of Directors of the Company does not know of any matter to be acted upon at the meeting other than the matters described above. If other matters properly come before the meeting, the holders of the proxies will vote on such matters in accordance with their judgment.

     The Company's 2001 Annual Report to Shareholders is enclosed with this Proxy Statement.

     IN ORDER TO AVOID ADDED EXPENSE OR ADDITIONAL SOLICITATION OF PROXIES, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED.


                                              By ORDER OF THE BOARD OF DIRECTORS


                                              Evelyn M. Evans, Secretary

May 29, 2001

                                                                       EXHIBIT A


                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER


I. PURPOSE

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Company's independent auditors.

     o Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated In Section IV of this Charter.

II. COMPOSITION

The Committee shall be comprised of two or more (and by June 2001, three or more) directors as determined by the Board.

The members of the Committee shall meet the criteria specified by NASD, which effective June 2001, enumerate both capability requirements and independence requirements. The capability requirements are that:

     o Each member be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement, and

     o At least one member must have past employment experience in finance or accounting, professional certification in accounting or other comparable experience or background including a current or past position as a CEO, CFO, or other senior officer with financial oversight responsibility

The independence requirements are that a director will not be considered independent if any of the following five relationships exist:

     o Employment by the Company or any of its affiliates for the current year or any of the past three years

     o Acceptance of any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation

     o An immediate family member of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer

     o Partnership in, or a controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed five percent of the Company's consolidated revenues for that year, or $200,000, whichever is more, in any of the past three years

     o Employment as an executive of another entity where any of the Company's executives serve on the entity's compensation committee.

In exceptional and limited circumstances the Board may appoint a non-independent director to the Committee if it determines that membership by the individual on the Committee is required in the best interest of the Company and its shareholders, and the nature of the relationship that makes the individual not independent and the reasons for the Board's determination are disclosed in the next annual proxy statement. There can be no more than one non-independent director serving on the Committee and that director may not be a current employee or officer or a member of their immediate family.

The members of the Committee shall be elected by a majority vote of the Board and serve until their successors have been duly elected. The Board will elect the Chair of the Committee.

III. MEETINGS

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Committee may meet in conjunction with a Board meeting. The Committee may meet telephonically. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

DOCUMENTS/REPORTS REVIEW

     1) Review and recommend updates to this Charter to the Board periodically, at least annually, as conditions dictate.

     2) Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors. Review the regular internal reports to management prepared by the finance department and management's response.

     3) Review a formal written statement from the independent auditors delineating all relationships between the auditor and the company.

INDEPENDENT AUDITORS

     4) Recommend to the Board the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the auditors, all significant relationships the auditors have with the Company to determine the auditors' independence. Ensure that the auditors understand the auditor's ultimate accountability to the Board and the Committee, as representatives of shareholders, and these shareholders representatives' ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the auditor.

     5) Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     6) Periodically consult with the independent auditors out of the presence of management about internal controls and the fairness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESSES

     7) In consultation with the independent auditors, review the integrity of the organization's financial reporting processes, both internal and external.

     8) Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     9) Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, or the management.

PROCESS IMPROVEMENT

     10) Establish regular and separate systems of reporting to the Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     11) Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     12) Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

     13) Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

     14) Establish, review and update periodically a Code of Ethical Conduct (the "Code") and ensure that management has established a system to enforce this Code.

     15) Review management's monitoring of the Company's compliance with the Code, and ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

     16) Review, with Company's Corporate Secretary, legal compliance matters including corporate securities trading policies. Review, with the Company's Corporate Secretary, any legal matter that could have a significant impact on the organization's financial statements.

     17) Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 COMARCO, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
          THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR JUNE 26, 2001

    The undersigned shareholder(s) of COMARCO, Inc. a California corporation, having received the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 29, 2001, hereby appoints Don M. Bailey and Evelyn M. Evans as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent the undersigned at the Annual Meeting of Shareholders of COMARCO, Inc. to be held on June 26, 2001 at 10:00 AM at the Hilton Orange County Airport and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth below, as described in the accompanying Proxy Statement:

1. ELECTION OF DIRECTORS:               [ ] FOR all nominees listed       [ ] WITHHELD AUTHORITY to vote for all
                                        below                                 nominees

(INSTRUCTION: To withhold authority to vote for an individual nominee, mark the box next to the nominee's name below. Names not marked will receive a vote FOR)

[ ] Don M. Bailey                [ ] Thomas A. Franza             [ ] Jeffrey R. Hultman
[ ] Wilbur L. Creech             [ ] Gerald D. Griffin            [ ] Erik H. van der Kaay

                   IMPORTANT -- PLEASE SIGN ON THE OTHER SIDE

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    In the event the Directors are to be elected by cumulative voting, the Proxies will have the discretion to cumulate votes and to distribute such votes among all nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTORS NOMINATED BY THE BOARD.

                                                      Dated: , 2001

                                                      --------------------------
                                                             (SIGNATURE)

                                                      --------------------------
                                                             (SIGNATURE)

                                                      (Please sign exactly as
                                                      name appears hereon. When
                                                      shares are held by joint
                                                      tenants, both should sign.
                                                      When signing as attorney,
                                                      executor, administrator
                                                      trustee or guardian,
                                                      please set forth your full
                                                      title. If signer is a
                                                      corporation, please sign
                                                      the full corporate name by
                                                      President or other
                                                      authorized officer. If a
                                                      partnership, please sign
                                                      in partnership name by
                                                      authorized person.)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING PREPAID
                                   ENVELOPE.